UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015
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CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 West Riverside Ave., Suite 1100
Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2015, Thomas A. Colgrove, Senior Vice President, President Consumer Products Division, of Clearwater Paper Corporation (the “Company”) announced his decision to retire from that position.  Patrick T. Burke, who currently serves as Vice President, Supply Chain, for the Company will assume the role of Senior Vice President, President Consumer Products Division, when his successor as Vice President, Supply Chain, is named, which is expected to occur in April.

A copy of the press release announcing the retirement of Mr. Colgrove and pending appointment of Mr. Burke, which contains additional information, is attached hereto as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits

(d)  Exhibits.

        99.1      Press release issued by Clearwater Paper Corporation, dated March 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 5, 2015

CLEARWATER PAPER CORPORATION

		By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

Exhibit No.                  Description

99.1     Press release issued by Clearwater Paper Corporation, dated March 5, 2015.